                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                       Pegasus Partners V, L.P.

Address:                                    C/O Pegasus Capital Advisors, L.P.
                                            99 River Road
                                            Cos Cob, CT 06807

Date of Event Requiring Statement:          01/30/15

Name:                                       Pegasus Investors V, L.P.

Address:                                    C/O Pegasus Capital Advisors, L.P.
                                            99 River Road
                                            Cos Cob, CT 06807

Date of Event Requiring Statement:          01/30/15

Name:                                       Pegasus Investors V (GP), L.L.C.

Address:                                    C/O Pegasus Capital Advisors, L.P.
                                            99 River Road
                                            Cos Cob, CT 06807

Date of Event Requiring Statement:          01/30/15